SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): June 21, 1999

                    STRUCTURED ASSET SECURITIES CORPORATION
            (Exact name of registrant as specified in its charter)

     Delaware                     333-68513                  74-2440850
(State or Other Jurisdiction     (Commission              (I.R.S. Employer
  of Incorporation)               File Number)            Identification No.)


200 Vesey Street
New York, New York                                           10285
(Address of Principal                                     (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code (212)526-5594

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Item 5.  Other Events.

Filing of Certain Materials

         Pursuant to Rule 424(b)(5) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Structured Asset Securities Corporation (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Ocwen Home Equity Loan Trust 1999-OFS1, Home Equity Loan Asset-Backed Certificates, Series 1999-OFS1 (the "Certificates").

Incorporation of Certain Documents by Reference

         The consolidated financial statements of MBIA Insurance Corporation and its subsidiaries as of December 31, 1998 and December 31, 1997, and for each of the years in the three-year period ended December 31, 1998, included in the Annual Report on Form 10-K of MBIA, Inc. (which was filed with the Securities and Exchange Commission on March 30, 1999; Commission file number 1-9583) and the consolidated financial statements of MBIA Insurance Corporation and subsidiaries as of March 31, 1999, and for the periods ended March 31, 1999 and March 31, 1998, included in the Quarterly Report on Form 10-Q of MBIA, Inc. for the period ended March 31, 1999 (which was filed with the Securities and Exchange Commission on May 14, 1999) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the prospectus; and (iii) the prospectus supplement for Ocwen Home Equity Loan Trust 1999-OFS1, Home Equity Loan Asset-Backed Certificates, Series 1999-OFS1, and shall be deemed to be part hereof and thereof.

          In connection with the issuance of the Certificates, the Company is filing herewith the consent of PricewaterhouseCoopers LLP
("PricewaterhouseCoopers") to the use of their name and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Certificates. The consent of PricewaterhouseCoopers is attached hereto as Exhibit 23.1

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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated January 15, 1999 and the prospectus supplement dated June 21, 1999, of Structured Asset Securities Corporation, relating to its Ocwen Home Equity Loan Trust 1999-OFS1, Home Equity Loan Asset-Backed Certificates, Series 1999-OFS1.


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Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1     Consent of PricewaterhouseCoopers


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              STRUCTURED ASSET SECURITIES
                                                 CORPORATION

                                              By:   /s/Stanley Labanowski
                                                    Name:  Stanley Labanowski
                                                    Title:  Vice President

Dated:  June 22, 1999


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Exhibit Index

Exhibit                                                                   Page

23.1        Consent of PricewaterhouseCoopers                               6

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                                 EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

         We consent to the incorporation by reference in the Prospectus Supplement of Structured Asset Securities Corporation relating to Ocwen Home Equity Loan Trust 1999-OFS1, of our report dated February 2, 1999, on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998. We also consent to the reference to our Firm under the caption "Experts".

                                               /s/ PRICEWATERHOUSECOOPERS LLP

New York, New York
June 18, 1999